American Century EFT Trust Summary Prospectus and Prospectus Supplement American Century® Quality Diversified International ETF
Supplement dated July 21, 2022 ■ Summary Prospectus and Prospectus dated January 1, 2022
Effective September 9, 2022, the fund will change its index from the Alpha Vee American Century Diversified International Equity Index to the American Century Quality Diversified International Equity Index. As part of the change, the fund will change its investment objective as follows:

Current Investment Objective	New Investment Objective
The fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Alpha Vee American Century Diversified International Equity Index.	The fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index.

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